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                                                                   EXHIBIT 10.52

                        TERMINATION AND RELEASE AGREEMENT

         THIS TERMINATION AND RELEASE AGREEMENT ("Termination Agreement") is made and entered into as of the 6th day of March, 2003, by and among THE SYMANTEC 2001 TRUST, as Lessor ("Lessor"), the holders of Certificates ("Holders"), the lenders ("Lenders") and THE BANK OF NOVA SCOTIA, as a Lender and as administrative agent for the benefit and on behalf of all other Lenders and Holders ("BNS", and sometimes also referred to herein as "Agent") in favor of SYMANTEC CORPORATION, a Delaware corporation ("Symantec" and "Lessee").

                                RECITALS OF FACT

                  BNS, in its role as Administrative Agent for the various Lenders and Holders, Lessor, Lenders, Holders and Symantec have entered into that certain Participation Agreement dated as of March 30, 2001 (the "Participation Agreement"), and Lessor and Symantec have entered into that certain Master Lease dated as of March 30, 2001, as amended, pursuant to which the Lenders have provided certain financing to Symantec (collectively, the "Facility"). Set forth in Section 1 below is the amount required to be paid by Symantec to Lessor (for distribution among the Agent, Holders and Lenders in accordance with the provisions of the Participation Agreement), calculated as of March 6, 2003 (the "Payoff Calculation Date"), in order to pay off all outstanding obligations of the Lessee under the Facility and purchase the Projects (defined below). Capitalized terms not otherwise defined herein have the meaning given them in the Participation Agreement.

         The parties have previously entered into various agreements more particularly described herein, in connection with certain real property located in Springfield, Lane County, Oregon, and in Newport News, Virginia (together, the "Projects"), and certain obligations of the Lessee under such agreements are secured by the Pledged Collateral held by the Lenders.

         The parties desire to terminate and release those agreements, and convey the Projects to Symantec upon the satisfaction of the conditions set forth below.

         NOW, THEREFORE, for good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                   AGREEMENTS

         1. PURCHASE CALCULATION AND PAYMENT. The following is the amount required to be paid by Symantec to the Agent (for distribution among the Agent, Holders and Lenders in accordance with the provisions of the Participation Agreement), calculated as of the Payoff Calculation Date, in order to pay off all outstanding obligations of Lessee under the Facility:

Principal Balance:                          $   47,157,685.14

Interest through Payoff Calculation Date:   $      206,079.09

Break Funding                               $               0

Total Through Payoff Calculation Date:      $   47,363,764.23

                                       1.

         Any payment received by the Agent other than on a business day of the Agent (or after 2:00 pm Eastern time on any business day) shall be deemed not to have been received until the following business day.

         If payment will not be received by the Payoff Calculation Date, a new calculation of the payoff sum should be requested from the Agent.

         Lessee hereby agrees, in accordance with Section 6.3 of the Pledge Agreement, that any and all amounts of Pledged Collateral that are held by Collateral Agent, Depositary Bank or any Deposit Taker as of the date hereof, shall be applied in satisfaction of Lessee's obligation to pay the Purchase Option Price, on March 6, 2003.

         2. FEES AND COSTS. In addition to the payment described in Paragraph 1 above, an additional amount required to be paid by Symantec for legal fees of counsel to the Agent, fees and expenses of the Trust Company, recording fees, taxes, and other costs and expenses incurred in connection herewith, all as more particularly set forth on the settlement statement prepared for the transactions contemplated by this Agreement by First American Title Insurance Company, shall be wired as follows:

         First American Trust Company, Santa Ana Branch
         421 N. Main Street, Santa Ana, CA 92701
         ABA No. 122241255
         Credit: First American Title Company Trust Account
         Acct No. 12110
         Reference: Escrow No. NCS-14693-SF/NCS-14721-SF
         Office No. F011-10
         Escrow Officer: Kimberleigh Toci

         Please call (415) 837-2274 to provide the Fed wire confirmation number.

         3. TERMINATION OF AGREEMENTS. Effective as of 5:00 p.m. California time on the date of Agent's receipt of the payment required in Paragraph 1 above, each of the following agreements, as amended from time to time (each an "Agreement" and collectively the "Agreements"), is hereby terminated and the parties thereto released subject to the provisions of Paragraph 5 below, as of the date hereof:

                  (a)      The Participation Agreement;

                  (b) Master Lease dated as of March 30, 2001, between Lessor and Lessee, as assigned to Agent;

                  (c) Lease Supplement (Springfield Property) Lease Supplement No. 1 dated as of April 6, 2001, between Lessor and Lessee;

                  (d) Collateral Assignment of Option dated as of April 6, 2001, by and between Lessee and Lessor;

                                       2.

                  (e) Lease Supplement No. 2 dated as of June 6, 2001, between Lessor and Lessee;

                  (f) Collateral Assignment of Option dated as of June 6, 2001, by and between Lessee and Lessor;

                  (g) Construction Agency Agreement dated as of March 30, 2001, between Lessor and Lessee;

                  (h) Pledge and Security Agreement, dated as of March 30, 2001, between BNS, as Collateral Agent, and Symantec; and

                  (i) Trust Agreement, dated as of March 30, 2001, among Wilmington Trust FSB, as successor trustee to Wilmington Trust Company, pursuant to the Resignation of Trustee, Appointment of Successor Trustee and Appointment of Co-Trustee, dated as of April 3, 2001 (the "Resignation and Appointment"), Charisse Rodgers, as co-trustee appointed pursuant to the Resignation and Appointment, and the various banks, financial institutions and other lending institutions, or their investment affiliates, which are parties thereto from time to time as holders of Certificates.

         4. RE-ASSIGNMENT OF INTANGIBLE ASSETS. Effective as of 5:00 p.m. California time on the date of Agent's receipt of the payment required in Paragraph 1 above, the intangible assets assigned to Lessor pursuant to each of the following agreements are hereby re-assigned to Symantec and the assignments evidenced thereby are hereby terminated:

                  (a) Assignment of Permits dated June 6, 2001 by the Industrial Development Authority of the City of Newport News, Virginia to Lessor; and

                  (b) Assignment of Permits dated April 4, 2001 by Sony Music Entertainment Inc. to Lessor.

         5. RELEASE OF LIABILITY. Effective as of 5:00 p.m. California time on the date the payoff sum is received, Lessor, Holders, Lenders and Agent do each hereby release Symantec, its subsidiaries, related and affiliated corporations from each and all of their obligations and any claims and demands of every kind and nature, known and unknown, suspected and unsuspected, disclosed and undisclosed, arising out of or in connection with the Agreements after the date hereof; provided, however, that none of Lessor, Holders, Lenders nor Agent waives or releases Symantec, its subsidiaries, related and affiliated corporations from any obligations, claims or demands arising from indemnifications or liabilities contained in any of the Agreements released above, which, by their respective terms, expressly survive the termination of the relevant Agreement.

         6. EXECUTION OF ADDITIONAL DOCUMENTS. Lessor, Holders, Lenders and Agent each agree, at Lessee's sole cost and expense, to promptly execute such additional documents and instruments as are necessary or desirable to evidence the releases and terminations set forth in Paragraphs 3 and 4 above or to otherwise terminate the interests of the Lessor, Holders, Lenders and Agent in assets associated with the Projects.

                                       3.

         7. INSTRUCTION TO EXECUTE. The Holders represent to the Owner Trustee (as defined in the Trust Agreement) that they constitute the Required Holders (as defined in the Trust Agreement) with the right to instruct the Owner Trustee, pursuant to the Trust Agreement, to execute and deliver this Termination Agreement on behalf of Lessor and, as such, hereby direct the Owner Trustee to so execute and deliver this Termination Agreement, Termination of Lease (Oregon), Termination of Lease (Virginia), Quitclaim Deed (Oregon), Quitclaim Deed (Virginia), and any other documents, instruments or agreements required hereby on behalf of Lessor as the Lessee, Holders, Agent or Lenders may approve, such approval being evidenced by the execution thereof by the Owner Trustee on behalf of the Lessor. It is expressly understood and agreed by the parties to this Agreement that (a) this Agreement and each such document executed on behalf of the Lessor by Wilmington Trust FSB is executed and delivered by Wilmington Trust FSB, not individually or personally but solely as trustee of the Lessor, in the exercise of the powers and authority conferred and vested in it as trustee, (b) each of the representations, undertakings and agreements herein made or in any such other document on the p art of the Lessor is made and intended not as personal representations, undertakings and agreements by Wilmington Trust FSB but are made and intended for the purpose of binding only the Lessor, (c) nothing contained herein or therein shall be construed as creating any liability on Wilmington Trust FSB, individually or personally, to perform any covenant either expressed or implied contained herein or therein, all such liability, if any, being expressly waived by the parties to this Agreement and by any person claiming by, through or under the parties to this Agreement and (d) under no circumstances shall Wilmington Trust FSB be personally liable for the payment of any indebtedness or expenses of the Lessor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Lessor under this Agreement or any other document.

         8. COUNTERPARTS. This Termination Agreement may be signed in two or more counterparts. When at least one such counterpart has been signed by each party, this Termination and Release Agreement shall be deemed to have been fully executed, each counterpart shall be deemed to be an original, and all counterparts shall be deemed to be one and the same agreement.

         9. CANCELLATION OF LESSOR. In accordance with the termination of the documents specified under Section 3 and the Lessor's execution and delivery of the documents identified in Section 7, Wilmington Trust FSB shall, within a reasonable time after the date of this Agreement, cause the Certificate of Trust of the Lessor to be cancelled by filing with the Secretary of State of Delaware a certificate of cancellation in accordance with the provisions of Section 3810 of the Delaware Statutory Trust Act.

         10. CANCELLATION OF BENEFICIAL INTEREST CERTIFICATES. Each Holder by execution hereof, acknowledges that its Certificate representing a beneficial interest in the Lessor has been cancelled and that neither the Lessor, the Owner Trustee, the Co-Trustee nor any other Holder shall have any further obligations with respect to such Certificate or Holder. Each Holder shall surrender its Certificate to the Owner Trustee for disposal in accordance with the customary practices of the Owner Trustee. Notwithstanding the foregoing, the failure of any Holder to surrender its Certificate shall not be a condition precedent or subsequent to the effectiveness of this Agreement or the cancellation of such Certificate or the termination of the Lessor.

                                       4.

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         IN WITNESS WHEREOF, the parties have caused this Termination Agreement to be executed by their respective duly authorized officers as of the day and year first above written.

LESSEE:                                   SYMANTEC CORPORATION

                                          By: __________________________________
                                          Name: ________________________________
                                          Title: _______________________________

LESSOR:                                   THE SYMANTEC 2001 TRUST

                                          By: Wilmington Trust FSB,
                                          not in its individual capacity but
                                          solely as trustee

                                          By: __________________________________
                                          Name: ________________________________
                                          Title: _______________________________

AGENT, AND A LENDER:                      THE BANK OF NOVA SCOTIA

                                          By: __________________________________
                                          Name: Lisa A. Beard
                                          Title: _______________________________

                                       5.

LENDERS:                                  MIZUHO CORPORATE BANK, LTD.

                                          By: __________________________________
                                          Name: Mano Mylvaganam
                                          Title: _______________________________

                                          KEYBANK NATIONAL ASSOCIATION

                                          By: __________________________________
                                          Name: Julien Michaels
                                          Title: _______________________________

                                          AIB INTERNATIONAL FINANCE

                                          By: __________________________________
                                          Name: Ronan O'Neill
                                          Title: _______________________________

                                          WELLS FARGO BANK

                                          By: __________________________________
                                          Name: Karen Barone
                                          Title: _______________________________

                                          BNP PARIBAS

                                          By: __________________________________
                                          Name: Jeffrey King
                                          Title: _______________________________

                                          By: __________________________________
                                          Name: ________________________________
                                          Title: _______________________________

                                       6.

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HOLDERS:                                  SCOTIABANC INC.

                                          By: __________________________________
                                          Name: ________________________________
                                          Title: _______________________________

                                          FBTC LEASING CORP.

                                          By: __________________________________
                                          Name: ________________________________
                                          Title: _______________________________

                                          KEYBANK NATIONAL ASSOCIATION

                                          By: __________________________________
                                          Name: Julien Michaels
                                          Title: _______________________________

                                          AIB INTERNATIONAL FINANCE

                                          By: __________________________________
                                          Name: Ronan O'Neill
                                          Title: _______________________________

                                       7.